Tamarack Funds Trust

Prime Money Market Fund

U.S. Government Money Market Fund

Tax-Free Money Market Fund

Tamarack Institutional Prime Money Market Fund

Tamarack Institutional Tax-Free Money Market Fund

Supplement dated January 28, 2009

to the Prospectuses dated January 28, 2009

for the Funds listed above

The money market funds listed above (each a “Fund” and together, the “Funds”), with the Board of Trustees approval, are participating in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through the Program’s current termination date of April 30, 2009 (which may be further extended as described below). The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

Under the Program, shares held by shareholders in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by a shareholder as of the close of business on September 19, 2008 (the “Program Date”), and protects less in certain cases, if a shareholder sold shares after the Program Date. Specifically, if the number of shares held by a shareholder fluctuates after the Program Date, the shareholder will be covered for the lesser of the number held on the Program Date or the number held on the date on which the Fund’s market-based net asset value per share falls below $0.995. Also, if an investor owning shares covered by the program closes their account or transfers shares to a new account (i.e., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required payment to the U. S Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. Participation in the Program extension (until April 30, 2009) required an additional payment from each participating Fund in the amount of 0.015% of the net asset value of the Fund as of the Program Date. These expenses are borne by each Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury extended the Program beyond its initial three-month term to the current termination date of April 30, 2009, and has the option to extend the Program up to the close of business on September 18, 2009. If the Program is further extended, the Funds will consider whether to continue to participate.

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The U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available with the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment. As of December 31, 2008, available assets were approximately $50 billion. More information about the Program is available at http://www.ustreas.gov.

This Supplement updates certain information contained in the Prospectuses for the Funds dated January 28, 2009, as reflected above. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectuses may be obtained free of charge by calling 1-800-422-2766 or contacting your investment representative. Clients of RBC Wealth Management may obtain additional copies of the Prospectuses by calling 1-866-763-3728 or contacting their investment representative.

Neither this supplement, the above-referenced Prospectuses, nor the Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. Notwithstanding the preceding statement, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

TAM-MM PROSP – SUP 1/09